================================================================================

                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------
                                 August 31, 1998
                               ------------------


                                   Value Line
                                    New York
                                   Tax Exempt
                                      Trust





                                     [LOGO]
                                   ----------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line New York Tax Exempt Trust

                                                      To Our Value Line New York
--------------------------------------------------------------------------------

To Our Shareholders:

The primary objective of the Value Line New York Tax Exempt Trust is to provide investors with maximum income exempt from New York State, New York City and federal personal income taxes, without undue risk to principal. During the six months ended August 31, 1998, the Trust's total return was 3.23%. Since its inception in July, 1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, has been 124.35%. This is equivalent to an average annual total return of 7.50%. Your Trust's total return for the January 1, 1998 through August 31, 1998 period was 4.22% compared to 4.54% for the Lehman Brothers Municipal Bond Index during this same time period.

During the six months ended August 31, 1998, prices of fixed-income securities increased as interest rates plummeted to record lows. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's Index 40-Bond Index, declined from 5.24% on February 27, 1998 to 5.11% on August 31, 1998. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, declined from 5.92% to 5.27%. The subdued inflationary environment, the Federal surplus, and the Asian crisis have contributed to the decline in interest rates.

With fewer bonds being issued by the Treasury, long-term Treasury yields have declined to new lows. At the same time, the number of new issues of tax-exempt bonds has increased to near record highs. As a result, Treasury bonds have significantly outperformed tax-exempt bonds during the past six months. For the year to date ending (through August 31, 1998), the Lehman Treasury Bond Index was up 7.20% compared to 4.54% for the Lehman Municipal Bond Index.*

In this environment of declining interest rates, your Trust's management has maintained the average maturity of the portfolio to about 13 years and emphasized the purchase of high-grade bonds which can not be redeemed by the issuer prior to maturity for at least ten years. Management continues to avoid securities rated below investment grade (defined as Baa or higher by Moody's Investors Service and as BBB or higher by Standard & Poor's Corporation). As of August 31, 1998, the market value of the Trust's portfolio consisted of 60% AAA bonds, 22% AA bonds, 9% A bonds, and 9% Baa or BBB rated bonds. New York City was upgraded to an A-rated bond this year. About 27% of the portfolio is invested in bonds which cannot be redeemed by the issuer prior to maturity. The portfolio's highest concentrations of investments are in the insured, hospital-revenue, housing-revenue, education-revenue, and general obligation sectors, respectively.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by investing in a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability in small- dollar amounts. In addition to these features, The Value Line New York Tax Exempt Trust has the additional advantage of carrying no sales or redemption fees; it is a true no-load fund.

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2

                                            Value Line New York Tax Exempt Trust

Tax Exempt Trust Shareholders
--------------------------------------------------------------------------------

We thank you for your continued confidence in Value Line, and look forward to serving your investment needs in the future.

                                    Sincerely,

                                    /s/ Jean Bernhard Buttner

                                    Jean Bernhard Buttner
                                    Chairman and President

October 16, 1998


Economic Observations

The U.S. economy has slowed considerably since the early part of this year, principally as a result of the fallout from the series of financial crises now engulfing the Pacific Rim, Russia, and parts of Latin America. As such, this nation's gross domestic product, which expanded at better than at a 5% rate early in the year, is currently proceeding at just about a third of that pace. Moreover, the figures released in recent weeks, including those relating to manufacturing, housing, retailing, and employment do not suggest that we'll see any appreciable strengthening in economic activity over the next three to six months.

At this point, though, we do not believe that this slower pace of economic activity is the opening act in a serious domestic business downturn. Our sense is that the global crisis will gradually recede over the next 12 to 18 months and that the continuing modest level of inflation in this country will encourage the Federal Reserve Board, which has already reduced short-term interest rates in recent weeks, to relax the credit reins again--perhaps before year end.

--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Investment-grade bonds are rated Baa or higher by Moody's or BBB or higher by Standard & Poor's. Returns and attributes for the index are calculated semi-monthly using approximately 25,000 municipal bonds, which are priced by Muller Data Corporation. The returns for the Index do not reflect expenses, which are deducted from the Fund's returns.

Performance Data:*
                                                                   Growth of
                                                  Average         an Assumed
                                                  Annual         Investment of
                                               Total Return         $10,000
                                               ------------      -------------
 1 year ended 6/30/98.....................         8.41%            $10,841
 5 years ended 6/30/98....................         5.36%            $12,985
10 years ended 6/30/98....................         7.61%            $20,825

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return includes dividends reinvested and capital-gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The average annual total return for the one-year, five-year, and ten-year periods ended August 31, 1998, were 8.44%, 5.24%, and 7.72%, respectively.

--------------------------------------------------------------------------------
                                                                               3

Value Line New York Tax Exempt Trust

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                                                                          Rating         Value
--------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL SECURITIES (94.2%)

             NEW YORK STATE (77.8%)
 $1,000,000  Albany County, General Obligations, 5.75%, 6/1/11.................   Aaa        $ 1,091,980
             Dormitory Authority, Revenue:
  1,000,000    Bishop Henry B. Hucles Nursing Home, 5.625%, 7/1/18.............   Aa1          1,046,430
    500,000    Champlain Valley Hospitals, 6.00%, 7/1/10.......................   AAA*           572,155
               City University System, Ser. 1:
    500,000      5.00%, 7/1/10.................................................   Aaa            520,845
    500,000      Third, 5.00%, 7/1/10..........................................   Aaa            519,220
  1,000,000    Eger Health Center, 4.90%, 2/1/13...............................   AAA*           998,930
    500,000    Hospital for Special Surgery, 4.90%, 2/1/11.....................   Aaa            510,870
    625,000    Lakeside Nursing Home, 5.15%, 2/1/07............................   AAA*           660,356
    555,000    Long Island University, Asset Guaranty, 5.50%, 9/1/10...........   AA*            598,234
    750,000    Lutheran Nursing Home, 5.125%, 2/1/18...........................   Aaa            754,290
    250,000    North Shore Hospital, Plainview, 5.50%, 11/1/14.................   Aaa            270,680
    500,000    Rochester Institute of Technology, 5.30%, 7/1/17................   Aaa            517,730
    500,000    St. Barnabas Hospital, 5.35%, 8/1/17............................   Aaa            515,580
  1,480,000    St. Clares Hospital, Ser. B, 5.25%, 2/15/15.....................   Baa1         1,497,760
               State University Educational Facilities:
  1,000,000      5.00%, 5/15/12................................................   A3           1,016,520
    985,000      5.00%, 5/15/17................................................   A3             980,193
    500,000    W.K. Nursing Home Corp., 5.75%, 2/1/10..........................   AAA*           545,095
    700,000  East Rochester, Housing Authority, Mortgage Revenue,
               St. Johns Meadows, Ser. A, 5.05%, 8/1/07  ......................   AAA*           734,818
  1,000,000  Environmental Facilities Corp., Pollution Control Revenue, Water,
               Revolving Fund, Ser. E, 4.90%, 6/15/10  ........................   Aaa          1,029,650
  1,730,000  Local Government Assistance Corp., Refunding,
               Ser. B, 4.80%, 4/1/11  .........................................   Aaa          1,760,742
             Medical Care Facilities Finance Agency, Revenue, Refunding,
               Presbyterian Hospital, Ser. A:
    160,000      5.10%, 8/15/10................................................   Aa2            165,099
  1,100,000      5.25%, 8/15/14................................................   Aa2          1,135,563
    700,000    Saint Mary's Hospital, Ser. A, 6.00%, 11/1/09...................   Aaa            772,324
             Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
    370,000    Ser. 72, 4.95%, 4/1/11..........................................   Aa2            372,283
    525,000    Ser. 61, 5.60%, 10/1/11.........................................   Aa2            546,268
  1,000,000    Ser. 55, 5.95%, 10/1/17.........................................   Aa2          1,061,420


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4

                                            Value Line New York Tax Exempt Trust

                                                                                         August 31, 1998
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                                                                          Rating         Value
--------------------------------------------------------------------------------------------------------
$ 1,000,000  Nassau County, General Obligation, Improvements,
               Ser. Z, 5.00%, 9/1/12  .........................................   Aaa        $ 1,029,130
  1,000,000  Niagara Falls, Water Treatment Plant, 7.25%, 11/1/11..............   Aaa          1,262,870
    890,000  Onondaga County, General Obligations, Ser. A, 5.85%, 5/1/10.......   Aa2            971,284
  1,000,000  Power Authority, Revenue & General Purpose,
               Ser. A, 4.90%, 2/15/12  ........................................   Aa3          1,016,120
  1,000,000  Syracuse, Housing Authority, Mortgage Revenue, Loretto Rest Home,
               Ser. A, 5.60%, 8/1/17  .........................................   AAA*         1,050,600
    520,000  Thruway Authority, Highway & Bridge Trust Fund,
               Ser. B, 5.00%, 4/1/10  .........................................   Aaa            540,436
    500,000  Urban Development Corp., Refunding, Corporate Purpose,
               Senior Lien, 5.125%, 1/1/09 ....................................   Aaa            528,245
                                                                                             -----------

             TOTAL NEW YORK STATE ..............................................              26,593,720
                                                                                             -----------

             NEW YORK CITY (14.8%) General Obligation:
     55,000    Ser. F, 6.50%, 2/15/08..........................................   A3              61,943
  1,000,000    Ser. G, Refunding, 5.00%, 8/1/10................................   Aaa          1,038,420
  1,000,000    Ser. D, Refunding, 5.00%, 8/1/11................................   A3           1,018,860
  1,500,000  Housing Development Corp., Multi-Family Housing Revenue,
               Ser. A, 5.625%, 5/1/12  ........................................   Aa           1,566,375
             Industrial Development Agency:
               Civic Facilities Revenue:
    500,000      College of Aeronautics Project, 5.45%, 5/1/18.................   BBB*           514,320
    500,000      USTA National Tennis Center Project, 6.40%, 11/15/08..........   Aaa            570,185
    250,000  Industrial Development Revenue, Brooklyn Navy Yard,
               Cogen Partners, 6.20%, 10/1/22  ................................   Baa3           280,395
                                                                                             -----------

             TOTAL NEW YORK CITY ...............................................               5,050,498
                                                                                             -----------

             PUERTO RICO (1.6%)
    500,000  Electric Power Authority, Power Revenue,
               Ser. T, 6.125%, 7/1/09  ........................................   Baa1           550,855
                                                                                             -----------

             TOTAL LONG-TERM MUNICIPAL SECURITIES ..............................              32,195,073
                                                                                             -----------

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                                                                               5

Value Line New York Tax Exempt Trust

Schedule of Investments (unaudited)                                                      August 31, 1998
--------------------------------------------------------------------------------------------------------
 Principal
  Amount                                                                          Rating         Value
--------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (4.9%)

             NEW YORK STATE (2.9%)
$ 1,000,000  Energy Research & Development Authority, Pollution Control Revenue,
               Niagara Mohawk Power, Ser. A, 3.85%, 12/1/23....................   A2(1)      $ 1,000,000
                                                                                             -----------

             NEW YORK CITY (2.0%)
    700,000  General Obligations, Subser. A-8, 3.30%, 8/1/18...................   VMIG1(1)       700,000
                                                                                             -----------

             TOTAL SHORT-TERM MUNICIPAL SECURITIES .............................               1,700,000
                                                                                             -----------

             TOTAL MUNICIPAL SECURITIES (99.1%)
               (Cost $32,288,752) ..............................................              33,895,073

             EXCESS OF CASH AND OTHER ASSETS
               OVER LIABILITIES (.9%)  .........................................                 291,829
                                                                                             -----------

             NET ASSETS (100.0%) ...............................................             $34,186,902
                                                                                             ===========

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE  ..........................................             $     10.63
                                                                                             ===========

Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate demand notes are considered short-term obligations. Interest rates change every (1) day. These securities are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of August 31, 1998.



See Notes to Financial Statements

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6

                                            Value Line New York Tax Exempt Trust

Statement of Assets and Liabilities
at August 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                    Dollars
                                                                 (in thousands
                                                                except per-share
                                                                     amount)
                                                                ----------------
Assets:
Investment securities, at value
  (Cost $32,289) .............................................       $33,895
Cash .........................................................            28
Interest receivable ..........................................           356
Receivable for capital shares sold ...........................            16
                                                                     -------
    Total Assets .............................................        34,295
                                                                     -------
Liabilities:
Dividends payable to shareholders ............................            37
Accrued expenses:
  Advisory fee ...............................................            17
  Other ......................................................            54
                                                                     -------
    Total Liabilities ........................................           108
                                                                     -------
Net Assets: ..................................................       $34,187
                                                                     =======
Net Assets:
Capital stock, at $.01 par value
  (authorized unlimited,
  outstanding 3,215,418
  shares of beneficial interest) .............................       $    32
Additional paid-in capital ...................................        31,272
Accumulated net realized gain
  on investments .............................................         1,277
Unrealized net appreciation of
  investments ................................................         1,606
                                                                     -------
Net Assets ...................................................       $34,187
                                                                     =======
Net Asset Value, Offering and
  Redemption Price, per
  Outstanding Share ..........................................       $ 10.63
                                                                     =======

Statement of Operations
for the Six Months Ended August 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                    Dollars
                                                                (in thousands)
                                                                --------------

Investment Income:
Interest ....................................................       $   868
                                                                    -------
Expenses:
Advisory fee ................................................           103
Auditing and legal fees .....................................            22
Trustees' fees and expenses .................................             8
Custodian fees ..............................................             7
Transfer agent fees .........................................             6
Printing and stationery .....................................             4
Other .......................................................            18
                                                                    -------
    Total Expenses before
      custody credits .......................................           168
    Less: custody credits ...................................            (2)
                                                                    -------
    Net Expenses ............................................           166
                                                                    -------

Net Investment Income .......................................           702
                                                                    -------

Net Realized and Unrealized Gain on
  Investments:
    Net Realized Gain .......................................           237
    Change in Unrealized
      Appreciation ..........................................           140
                                                                    -------

Net Realized Gain and Change in
  Unrealized Appreciation
  on Investments ............................................           377
                                                                    -------

Net Increase in Net Assets
  from Operations ...........................................       $ 1,079
                                                                    =======


See Notes to Financial Statements.


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                                                                               7

Value Line New York Tax Exempt Trust

Statement of Changes in Net Assets
for the Six Months Ended August 31, 1998 (unaudited), and for the Year Ended February 28, 1998
-------------------------------------------------------------------------------------------------------
                                                                        Six Months Ended    Year Ended
                                                                         August 31, 1998   February 28,
                                                                          (unaudited)          1998
                                                                        -------------------------------
                                                                            (Dollars in thousands)
Operations:
  Net Investment income ...............................................     $    702         $  1,456
  Net Realized gain on investments.....................................          237            1,147
  Change in net unrealized appreciation ...............................          140              380
                                                                            --------------------------
  Net increase in net assets from operations...........................        1,079            2,983
                                                                            --------------------------

Distributions to Shareholders:
  Net investment income ...............................................         (702)          (1,451)
                                                                            --------------------------

Trust Share Transactions:
  Net proceeds from sale of shares ....................................        1,569            3,531
  Net proceeds from reinvestment of distribution to shareholders.......          476              986
  Cost of shares repurchased...........................................       (2,832)          (4,197)
                                                                            --------------------------
  Net (decrease) increase in net assets from Trust share transactions .         (787)             320
                                                                            --------------------------

Total (Decrease) Increase in Net Assets ...............................         (410)           1,852

Net Assets:
  Beginning of period .................................................       34,597           32,745
                                                                            --------------------------
  End of period  ......................................................     $ 34,187         $ 34,597
                                                                            ==========================


See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                            Value Line New York Tax Exempt Trust

Notes to Financial Statements (unaudited)                        August 31, 1998
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal individual income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public-authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust's investments are valued each business day by an independent pricing service ("Service") approved by the Trustees. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B)  Distributions:  It is the  policy  of the  Trust to  distribute  all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital-gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and  distributions  from net  investment  income and net realized capital gains are determined in accordance with federal income-tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differencs are either considered temporary or permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. In the current year, distributions in excess of net investment income of $19,632 were reclassified to paid-in capital. Net investment income, net realized gains/losses and net assets were not affected by this reclassification. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income-tax or excise-tax provision is required.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts on investments in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis.

--------------------------------------------------------------------------------
                                                                               9

Value Line New York Tax Exempt Trust

Notes to Financial Statements (unaudited)                        August 31, 1998
--------------------------------------------------------------------------------

Additionally, when appropriate, the Trust recognizes market discount when the securities are disposed.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

2.   Trust Share Transactions

Transactions in shares of beneficial interest were as follows:

                                   Six Months
                                      Ended          Year
                                    August 31,      Ended
                                       1998       February 28,
                                   (unaudited)       1998
                                   ---------------------------
                                          (in thousands)
Shares sold .......................     150             345
Shares issued to shareholders
  in reinvestment of
  distributions....................      45              96
                                       ---------------------
                                        195             441

Shares repurchased ................    (271)           (410)
                                       ---------------------
Net (decrease) increase ...........     (76)             31
                                       =====================

3.   Purchases and Sales of Securities

Purchases and sales of municipal securities were as follows:

                                                                 Six Months
                                                                    Ended
                                                              August 31, 1998
                                                                 (unaudited)
                                                              ---------------
                                                               (in thousands)
Purchases:
  Long-term obligations ...................................        $11,508
  Short-term obligations ..................................          7,003
                                                                   -------
                                                                   $18,511
                                                                   =======

MATURITIES OR Sales:
  Long-term obligations ...................................        $12,259
  Short-term obligations ..................................          6,902
                                                                   -------
                                                                   $19,161
                                                                   =======

At August 31, 1998, the aggregate cost of investments for federal income-tax purposes was $32,288,752. The aggregate appreciation and depreciation of investments at August 31, 1998, based on a comparison of investment values and their costs for federal income-tax purposes, was $1,607,391 and $1,070, respectively, resulting in a net appreciation of $1,606,321. During the year ended February 28, 1998, the Trust utilized $107,675 of capital loss carry overs.

4.   Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $103,095 was paid or payable to Value Line, Inc. (the Adviser) for the six months ended August 31, 1998. This was computed at the rate of 0.6 of 1% per year of the Trust's average daily net assets for the period. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At August 31, 1998, the Adviser owned 112,038 shares of beneficial interest in the Trust, representing 3.5% of the outstanding shares. In addition, certain officers and Trustees owned 21,125 shares of beneficial interest in the Trust, representing 0.7% of the outstanding shares.


--------------------------------------------------------------------------------
10

                                            Value Line New York Tax Exempt Trust

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                               Six Months
                                                  Ended                 Years Ended on Last Day of February
                                              August 31, 1998     -------------------------------------------------------------
                                                (unaudited)         1998          1997           1996         1995       1994
                                              ---------------------------------------------------------------------------------
Net asset value, beginning
  of period ..................................    $ 10.51         $ 10.04        $ 10.28        $  9.81     $ 10.49     $ 10.84
                                                -------------------------------------------------------------------------------
  Income from investment
    operations:
    Net investment income ....................       .215            .445           .480           .491        .523        .570
    Net gains or losses on securities
      (both realized and unrealized) .........       .120            .469          (.113)          .470       (.611)       .062
                                                -------------------------------------------------------------------------------
    Total from investment
      operations .............................       .335            .914           .367           .961       (.088)       .632
                                                -------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment
      income .................................      (.215)          (.444)         (.480)         (.491)      (.523)      (.570)
    Distributions from capital gains .........         --              --          (.127)            --       (.069)      (.412)
                                                -------------------------------------------------------------------------------
      Total distributions ....................      (.215)          (.444)         (.607)         (.491)      (.592)      (.982)
                                                -------------------------------------------------------------------------------
Net asset value, end of period ...............    $ 10.63         $ 10.51        $ 10.04        $ 10.28     $  9.81     $ 10.49
                                                ===============================================================================
Total return .................................       3.23%+          9.31%          3.73%         10.00%       (.58%)      5.98%
                                                ===============================================================================

Ratios/Supplemental Data
Net assets, end of period
  (in thousands) .............................    $34,187         $34,597        $32,745        $40,169     $39,139     $44,190
Ratio of expenses to
  average net assets .........................        .98%(1)*        .92%(1)        .92%(1)        .92%        .86%        .87%
Ratio of net investment income to
  average net assets .........................       4.08%*          4.35%          4.79%          4.87%       5.36%       5.21%
Portfolio turnover rate ......................         36%+           116%            86%           119%        105%         54%

+    Not annualized, for six month period only.

*    Annualized

(1)  Before offset for custody credits.


See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                                              11

Value Line New York Tax Exempt Trust

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
12

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

TRUSTEES              Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Raymond S. Cowen
                      Vice President
                      Charles Heebner
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).
                                                                          501965